UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2008

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2008, Devcon International Corp. (the “Company”) received a letter from the Nasdaq Stock Market notifying the Company that it is no longer in compliance with Nasdaq Marketplace Rule 4450(a)(3) because the Company’s stockholders’ equity of $5,205,000 reported on its Form 10-K for the period ended December 31, 2007 does not comply with the minimum $10,000,000 stockholders’ equity requirement for continued listing on The Nasdaq Global Market, as set forth in Marketplace Rule 4450(a)(3).

Nasdaq Staff is reviewing the Company’s eligibility for continued listing on The Nasdaq Global Market. To facilitate this review, the Staff has requested that the Company provide, on or before April 21, 2008, the Company’s specific plan to achieve and sustain compliance with all Nasdaq Global Market listing requirements, including the minimum stockholders’ equity standard. The Company is currently examining the options available to it, including transferring its common stock to the Nasdaq Capital Market.

If, after the conclusion of its review process, the Nasdaq Staff determines that the Company has not presented a definitive plan to achieve compliance in the short term and sustain compliance in the long term, the Staff will provide the Company with written notification that its common stock will be delisted, which notice shall set forth the reasons for the Staff’s determination. At such time, the Company may appeal the Staff’s decision to a Nasdaq Listing Qualifications Panel or request that its common stock be transferred to the Nasdaq Capital Market.

A copy of the press release dated April 10, 2008 announcing the receipt of the Nasdaq letter is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure

The Company is attaching a copy of a press release, dated April 10, 2008, announcing the receipt of the Nasdaq letter as Exhibit 99.1 and such press release is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release dated April 10, 2008

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) that is furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: April 10, 2008	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 10, 2008